UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

July 23, 2020

Date of Report (Date of earliest event reported)

333-188401

Commission File Number

SUCCESS ENTERTAINMENT GROUP INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

Nevada	99-0385424
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

601 South Boulder Ave., Suite 600, Tulsa, OK	74119
(Address of principal executive offices)	(Zip Code)

(260) 490-9990

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Success Entertainment Group International, Inc. is referred to herein as “we”, “our”, or “us”.

Item 1.01 Entry into a Material Definitive Agreements

Entry into Equity Financing and Registration Rights Agreements with GHS Investments, LLC

On September 18, 2020, we entered into an Equity Financing Agreement (the “Agreement”) with GHS Investments, LLC, a Nevada Limited Liability Company (“GHS”), giving us the option to sell up to $10,000,000 worth of our common stock to GHS, in increments, over the period ending 36 months after the date the Registration Statement is deemed effective by the SEC (the “Commitment Period”). On September 18, 2020, we also entered into a Registration Rights Agreement with GHS requiring us to file a S-1 Registration Statement providing for the registration of our common stock that result from our selling to GHS an indeterminate number of shares up to an aggregate purchase price of $10,000,000 and the subsequent resale by GHS of such shares.

Entry into Convertible Promissory Note with GHS

We entered into a September 18, 2020 Convertible Promissory Note and a September 18, 2020 Securities Purchase Agreement with GHS for the principal sum of $112,500 at 10% interest and a Maturity Date of June 18, 2021 at a fixed conversion price of $0.12. The Convertible Promissory Note is subject to events of default and related default conversion prices.

Item 1.02 Termination of a Material Definitive Agreement.

Termination of Equity Purchase Agreement and Registration Rights Agreement with Peak One Opportunity Fund

Background

As disclosed in our Form 8-K July 23, 2020 Form 8-K, on July 23, 2020, we entered into an Equity Purchase Agreement (the “EPA”) with Peak One Opportunity Fund, L.P., a Delaware Limited Partnership (“Peak One”), giving us the option to sell up to $10,000,000 worth of our common stock to Peak One, in increments, over the period ending twenty-four (24) months after the date the Registration Statement is deemed effective by the SEC. Additionally, we were required to issue 750,000 shares of our common stock (the “Commitment Shares”) to Peak One and its affiliate as a commitment fee in connection with the execution of the Agreement, which Commitment Shares have been already issued to Peak One and its affiliate. We also entered into a Registration Rights Agreement with Peak One on July 23, 2020, requiring us to file a S-1 Registration Statement providing for the registration of our common stock that result from our selling to Peak One an indeterminate number of shares up to an aggregate purchase price of $10,000,000 and the subsequent resale by Peak One of such shares (the “Mandatory Registration Rights”). The Registrable Securities also include the Commitment Shares. The EPA and the Registration Rights Agreement with Peak One are referred to herein as the “Transaction Documents”.

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Termination of the Transaction Documents

On September 14, 2020, pursuant to Amendment Number 1 to the Transaction Documents, we and Peak One agreed: (a) to terminate the EPA and the Registration Rights Agreement effective as of September 14, 2020; and (b) that the Commitment Shares were earned upon full execution of the EPA and in lieu of the Mandatory Registration Rights in the Registration Rights Agreement, we granted piggy-back registration rights to the Commitment Shares.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	9/14/20 Termination Agreement (Amendment No. 1 to Transaction Documents) (Peak One Opportunity Fund, L.P.)*
10.2	7/23/20 Equity Purchase Agreement between the Company and Peak One Opportunity Fund, L.P. (previously filed on 7/28/20 on Form 8-K and incorporated herein by reference).
10.3	7/23/20 Registration Rights Agreement between the Company and Peak One Opportunity Fund, L.P. (previously filed on 7/28/20 on Form 8-K and incorporated herein by reference).
10.4	9/18/20 Convertible Promissory Note with GHS Investments, LLC*
10.5	9/18/20 Equity Purchase Agreement between the Company and GHS Investments, LLC*
10.6	9/18/20 Registration Rights Agreement between the Company and GHS Investments LLC*
10.7	Securities Purchase Agreement between the Company and GHS Investments, LLC*

*Filed herein

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2020	By:	/s/ William Robinson
William Robinson
Chief Executive Officer

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